UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 13, 2008
HEARTWARE INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52595	26-3636023

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 Newbury Street
Framingham, Massachusetts 01701

(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: +1 508 739 0950
HEARTWARE LIMITED*
(Former name or former address if changed since last report.)
* This Report is filed by Registrant as successor issuer to HeartWare Limited, the ordinary shares of which were registered under Section 12(g) of the Exchange Act. Registrant’s common stock is deemed to be registered under Section 12(g) of the Exchange Act by virtue of Rule 12g-3(a).
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-3.1 CERTIFICATE OF INCORPORATION OF HEARTWARE INTERNATIONAL, INC.
EX-3.2 BYLAWS OF HEARTWARE INTERNATIONAL, INC.

Item 3.02. Unregistered Sales of Equity Securities
As discussed in Item 8.01 below, effective November 13, 2008, HeartWare International, Inc., a Delaware corporation, became the successor issuer to HeartWare Limited, an Australian company, pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
In connection with the re-domiciliation of HeartWare Limited and its subsidiaries, or the HeartWare group, from Australia to the State of Delaware of the United States, HeartWare International, Inc. issued a total of 8,845,651 shares of common stock, 8,810,155 of which were represented by 308,355,425 CDIs (each representing one thirty-fifth of a share of common stock), options to purchase a total of 648,380 shares of common stock, and a total of 142,846 restricted stock units, in exchange for the transfer of outstanding ordinary shares of HeartWare Limited to HeartWare International, Inc. and the cancellation of outstanding share options and performance rights of HeartWare Limited, pursuant to the schemes of arrangement described in Item 8.01 below. The common stock, stock options and restricted stock units were issued in reliance on an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 3(a)(10) thereunder. In addition, outside the schemes, HeartWare International, Inc. issued standalone options to purchase a total of 38,568 shares of common stock to certain non-executive directors and advisers in exchange for the standalone share options issued to such directors and advisers by HeartWare Limited. The standalone stock options were issued in reliance upon an exemption from the registration requirements of the Securities Act pursuant to Section 4(2) thereof.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
As a result of the implementation of the schemes of arrangement described in Item 8.01 below, on November 13, 2008, HeartWare International, Inc. granted its executive officers certain stock options and restricted stock units under the HeartWare International Employee Stock Option Plan and Restricted Stock Unit Plan in exchange for the cancellation of the outstanding share options and performance rights held by such executive officers in HeartWare Limited. Specifically, Douglas Godshall received 159,464 stock options and 31,428 restricted stock units, David McIntyre received 49,380 stock options and 22,856 restricted stock units, Jeffrey LaRose received 71,548 stock options and 17,856 restricted stock units, David Hathaway received 37,142 stock options, James Schuermann received 25,714 stock options and 9,999 restricted stock units, Barry Yomtov received 11,428 stock options and 6,428 restricted stock units, Ramon Paz received 17,997 stock options and 8,571 restricted stock units and Lauren Farrell received 8,569 stock options and 4,999 restricted stock units. These awards of HeartWare International, Inc. stock options and restricted stock units represent substantially equivalent outstanding share options and performance rights of HeartWare Limited that they replace.
Item 8.01 Other Events
Completion of Reincorporation and Registration of Securities under Rule 12g-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)
On November 13, 2008, HeartWare Limited and its subsidiaries, or the HeartWare group, completed its re-domiciliation from Australia to the State of Delaware of the United States (the “Reincorporation”). The Reincorporation was implemented pursuant to three separate schemes of arrangement in accordance with Australian law, under which the outstanding ordinary shares of HeartWare Limited, an Australian company, were transferred by court order to HeartWare International, Inc., a company incorporated in the State of Delaware, in exchange for the issue of shares of HeartWare International, Inc. common stock (the “Share Scheme”), the outstanding options of HeartWare Limited were cancelled in exchange for the issue of HeartWare International, Inc. stock options (the “Option Scheme) and the outstanding performance rights of HeartWare Limited were cancelled in exchange for the issue of HeartWare International, Inc. restricted stock units (the “Performance Rights Scheme”).
Under the Share Scheme, each holder (other than the Ineligible Overseas Shareholders as described below) of HeartWare Limited ordinary shares received one share of HeartWare International, Inc. common stock for every 35 ordinary shares held by such holder in HeartWare Limited as at the record date for the scheme. Unless a HeartWare Limited shareholder elected otherwise, their shares of common stock were received in the form of CHESS Depositary Interests (“CDIs”), each representing one thirty-fifth of one share of HeartWare International, Inc. common stock.
HeartWare Limited shareholders who were resident outside Australia, New Zealand and the United States (the “Ineligible Overseas Shareholders”) did not receive CDIs or shares of HeartWare International common stock under the Share Scheme, but rather had their entitlements to CDIs sold by a nominee on the Australian Securities Exchange (the “ASX”), with the net proceeds of such sale being remitted to those Ineligible Overseas Shareholders.
As a result of the implementation of the Share Scheme, HeartWare Limited became a wholly-owned subsidiary of HeartWare

International, Inc., and HeartWare International, Inc. became the parent company of the HeartWare group. Accordingly, holders of HeartWare Limited ordinary shares became holders of shares of common stock in HeartWare International, Inc. in the form of CDIs. Shares of HeartWare International, Inc. common stock and CDIs issued in connection with the Reincorporation were exempt from registration under the Securities Act, pursuant to Section 3(a)(10) thereunder. Prior to the Reincorporation, the ordinary shares of HeartWare Limited were quoted on the ASX and, following the Reincorporation, shares of common stock of HeartWare International, Inc. are quoted on the ASX in the form of CDIs.
As stated above, HeartWare Limited also entered into two separate schemes of arrangement, i.e. the Option Scheme and the Performance Rights Scheme, with its optionholders and performance rights holders, under which all of its outstanding options and performance rights were cancelled by court order in exchange for the issue of substantially equivalent stock options and restricted stock units of HeartWare International, Inc. Holders of HeartWare Limited options and performance rights received one HeartWare International, Inc. option or one restricted stock unit of HeartWare International, Inc. (as applicable) in exchange for every 35 options or performance rights held by them in HeartWare Limited on the record date for the schemes. The HeartWare International stock options have an exercise price of 35 times the exercise price of the share options they replace.
In addition, in connection with the Reincorporation and the schemes of arrangement, all of the outstanding standalone incentive options issued by HeartWare Limited to its non-executive directors and advisers were cancelled and replaced with substantially equivalent stock options in HeartWare International, Inc., in the ratio of one standalone option in HeartWare International, Inc. for every 35 standalone options held in HeartWare Limited. The HeartWare International standalone options have an exercise price of 35 times the exercise price of the standalone share options they replace.
Prior to the Reincorporation, while HeartWare Limited’s ordinary shares were registered under Section 12(g) of the Exchange Act, HeartWare International, Inc. common stock and CDIs were not so registered. As a result of the Reincorporation, HeartWare International, Inc. became the successor issuer to HeartWare Limited pursuant to Rule 12g-3(a) under the Exchange Act.
This Current Report on Form 8-K is being filed by HeartWare International, Inc. (hereinafter, the “Registrant”) as its initial report to the Securities and Exchange Commission (the “Commission”) and as notice that the Registrant is the successor issuer to HeartWare Limited under Rule 12g-3 under the Exchange Act. As a result, the Registrant’s common stock is deemed to be registered under Section 12(g) of the Exchange Act, and the Registrant is thereby subject to the information requirements of the Exchange Act, and the rules and regulations promulgated thereunder, and in accordance with therewith will file annual, quarterly and current reports, proxy statements and other required information with the Commission.
Details of the Reincorporation are set out in the Definitive Proxy Statement as filed with the Commission on September 22, 2008.
Appointment of Directors, Board Committees and Executive Officers
The Board of Directors of the Registrant (the “Board”) initially consisted of Denis Wade as a Class I director, Douglas Godshall as a Class II director and Robert Thomas as a Class III director. On October 31, 2008, in anticipation of the consummation of the Reincorporation, the Board expanded the size of the Board to eight and appointed Seth Harrison (Class II), Christine Bennett (Class I), Robert Stockman (Class II), Timothy Barberich (Class III) and C. Raymond Larkin, Jr. (Class III) to serve as directors of the Registrant. Directors of Class I, II and III will serve an initial term expiring at the annual meeting of stockholders to be held in 2009, 2010 and 2011 respectively. As a result, the members of the Board of Directors of HeartWare Limited immediately prior to the Reincorporation are serving as directors of the Registrant immediately following the Reincorporation.
On October 31, 2008, in anticipation of the consummation of the Reincorporation, the Board also appointed Christine Bennett, Robert Thomas, Robert Stockman and Denis Wade to serve on the Audit and Compliance Committee of the Board, with Christine Bennett serving as its chairwoman, appointed Robert Thomas, Tim Barberich, Seth Harrison, Denis Wade and Christine Bennett to serve on the Nomination and Remuneration Committee of the Board, with Robert Thomas serving as its chairman.
Following the Reincorporation, Douglas Godshall continues to serve as Chief Executive Officer and President, and David McIntyre continues to serve as Chief Financial Officer, Treasurer and Secretary, of the Registrant. On October 31, 2008, in anticipation of the consummation of the Reincorporation, the Board appointed David McIntyre also to serve as Chief Business Officer of the Registrant and appointed Lauren Farrell, who had been serving as Vice President, Finance and Principal Accounting Officer of HeartWare Limited, to serve as Vice President, Finance and Principal Accounting Officer of the Registrant.
Also on October 31, 2008, the Board appointed Jeffrey LaRose to serve as Chief Scientific Officer, David Hathaway to serve as Chief Medical Officer, James Schuermann to serve as Vice President, Sales and Marketing, Barry Yomtov to serve as Vice President, Product Development, Lauren Farrell to serve as Vice President, Finance and Ramon Paz to serve as Vice President, Quality Assurance, of the Registrant. These officers had served in the same offices of HeartWare Limited immediately prior to the consummation of the Reincorporation.

Description of Registrant’s Common Stock
The following description of the capital stock of the Registrant is a summary only and is qualified in its entirety by reference to the applicable provisions of the Delaware General Corporation Law (the “DGCL”), the Registrant’s Certificate of Incorporation and Bylaws, which are attached as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K.
Common Stock
The Registrant is authorized to issue up to 25,000,000 shares of common stock, US$.001 par value per share.
Holders of the Registrant’s common stock are entitled to receive dividends when and as declared by the board of directors of the Registrant out of funds legally available therefor.
Holders of the Registrant’s common stock are entitled to one vote for each share on all matters voted on by stockholders, including the election of directors.
Holders of the Registrant’s common stock do not have any conversion, redemption or preemptive rights. In the event of our dissolution, liquidation or winding up, holders of our common stock are entitled to share ratably in any assets remaining after the satisfaction in full of the prior rights of creditors and the aggregate liquidation preference of any preferred stock then outstanding.
All outstanding shares of the Registrant’s common stock are fully paid and non-assessable.
Preferred Stock
The Registrant is authorized to issue up to 5,000,000 shares of preferred stock, US$.001 par value per share. The Registrant’s board of directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of the shares of preferred stock in series, and by filing a certificate pursuant to the applicable law of the state of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and any qualifications, limitations or restrictions thereof.
Anti-Takeover Effects of Certain Provisions of Delaware Law and Our Certificate of Incorporation and Bylaws
Certain provisions of the Registrant’s Certificate of Incorporation and By-laws may be considered as having an anti-takeover effect, such as those provisions:
•	establishing a classified board of directors of the Registrant, consisting of three classes of directors, and requiring that directors be removed only for cause;

•	authorizing the board of directors of the Registrant to issue from time to time any series of preferred stock and fix the designation, powers, preferences and rights of the shares of such series of preferred stock;

•	prohibiting stockholders from acting by written consent in lieu of a meeting;

•	requiring advance notice of stockholder intention to put forth director nominees or bring up other business at a stockholders’ meeting; and

•	prohibiting stockholders from calling a special meeting of stockholders
We are also subject to Section 203 of the DGCL, which in general prohibits a Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years following the date that the stockholder became an interested stockholder, unless:
•	prior to that date, the board of directors of the corporation approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder;

•	upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned by (i) persons who are directors and also officers and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

•	on or subsequent to that date, the business combination is approved by the board of directors of the corporation and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the interested stockholder.
In general, Section 203 defines an interested stockholder as an entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons.
Limitation on Directors’ and Officers’ Liability
The Registrant’s Certificate of Incorporation provides that, to the fullest extent permitted by Delaware law, a director of the Registrant shall not be personally liable to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as a director. The Registrant’s Bylaws provide that, to the fullest extent permitted by Delaware law, the Registrant will indemnify, and advance expenses to, a director or officer in an action brought by reason of the fact that the director or officer is or was a director or officer of the Registrant, or is or was serving at the request of the Registrant as a director or officer of any other entity, against all expenses, liability and loss reasonably incurred or suffered by such person in connection therewith. The Registrant may maintain insurance to protect a director or officer against any expense, liability or loss, whether or not the Registrant would have the power to indemnify such person against such expense, liability or loss under Delaware law.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
3.1	Certificate of Incorporation of HeartWare International, Inc.

3.2	Bylaws of HeartWare International, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HeartWare International, Inc.

Date: November 13, 2008	By:	/s/ David McIntyre

Name: David McIntyre
Title: Chief Financial Officer